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                                                                    EXHIBIT 10.4


                      MASTER GUARANTY OF PAYMENT AGREEMENT


                           (ACCOMMODATOR CREDIT FACILITY)

       THIS MASTER GUARANTY OF PAYMENT AGREEMENT (this "Agreement") is made this 13th day of June, 2001, by SUNRISE ASSISTED LIVING, INC., a Delaware corporation (the "Guarantor") for the benefit of BANK OF AMERICA, N.A., as administrative agent ("Administrative Agent") for itself and for certain additional lenders (collectively with the Administrative Agent, the "Lenders") who are or shall be from time to time participating as lenders in a bank group pursuant to the Agency Agreement of even date herewith (as further amended, restated or substituted from time to time, the "Agency Agreement").


                                    RECITALS

       A. The Administrative Agent and certain other Lenders had provided a credit facility in the maximum principal sum of $20,000,000 (the "Credit Facility"). Advances or readvances have been made pursuant to, and secured by, among other things, the provisions of that certain Financing and Security Agreement by and among the Administrative Agent and the Borrowers, as defined therein, (as amended, restated, renewed or substituted, the "Financing Agreement"). The purpose of the Credit Facility is to finance the construction of assisted living facilities acquired by Qualified Intermediaries (as defined in the Financing Agreement) as replacement properties in tax deferred exchanges using the proceeds of sales of Facilities owned by Wholly Owned Subsidiaries of the Guarantor.

       B. The Loan is evidenced by certain Promissory Notes payable by the Borrowers to Administrative Agent on behalf of the Lenders issued from time to time each in the amount of the Deed of Trust Lien Amount of an Eligible Project but subject to an aggregate limit on advances under the Notes of $20,000,000 (as amended, restated, renewed or substituted, individually, a "Note" and collectively, the "Notes") or such larger amount as may be approved by the Lenders.

       C. The Lenders have required, as a condition to making available to the Credit Facility to the Borrowers, that the Guarantor execute this Agreement and deliver it to the Administrative Agent.

       D. All capitalized terms used in this Agreement and not defined herein shall have the meaning given to such terms in the Financing Agreement.

      NOW, THEREFORE, in order to induce the Lenders to make the Loan to the Borrower, the Guarantor covenants and agrees with the Lenders amending and restated the Original Guaranty in its entirety as follows:
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                                   ARTICLE I
                                  THE GUARANTY

       Section 1.1 Recitals.

      The Recitals set forth above are incorporated into this Agreement by reference.

       Section 1.2 Guaranty.

      The Guarantor hereby unconditionally and irrevocably guarantees to the
Lenders:

            (a) the due and punctual payment in full (and not merely the collectibility) of the principal of the Notes and the interest thereon, in each case when due and payable, whether on any installment payment date or at the stated or accelerated maturity, all according to the terms of the Notes and the other Financing Documents;

            (b) the due and punctual payment in full (and not merely the collectibility) of all Obligations and other sums and charges which may at any time be due and payable in accordance with, or secured by, the Notes or any of the other Financing Documents;

            (c) the due and punctual performance of all of the other terms, covenants and conditions contained in the Financing Documents; and

            (d) all indebtedness, obligations and liabilities of any kind and nature of the Borrowers to the Lenders, whether now existing or hereafter created or arising, direct or indirect, matured or unmatured, and whether absolute or contingent, joint, several or joint and several, and howsoever owned, held or acquired.

       Section 1.3 Guaranty Unconditional.

       The obligations and liabilities of the Guarantor under this Agreement shall be absolute and unconditional, irrespective of the genuineness, validity, priority, regularity or enforceability of the Notes or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor expressly accepts the terms and conditions of the Notes and the other Financing Documents. The Guarantor expressly agrees that the Lenders may, in their sole and absolute discretion, without notice to or further assent of the Guarantor and without in any way releasing, affecting or in any way impairing the obligations and liabilities of the Guarantor hereunder:

            (a) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

            (b) modify, amend, change or terminate any provisions of any of the Financing Documents;

            (c) grant extensions or renewals of or with respect to the Notes or any of the other Financing Documents;

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            (d) effect any release, subordination, compromise or settlement in connection with the Notes or any of the other Financing Documents;

            (e) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Loans or to the subordination of any lien or security interest therein;

            (f) make advances for the purpose of performing any term, provision or covenant contained in the Notes or any of the other Financing Documents with respect to which the Borrowers shall then be in default;

            (g) make future advances to the Borrowers pursuant to the Financing Agreement or any of the other Financing Documents;

            (h) assign, pledge, hypothecate or otherwise transfer the Notes, any of the other Financing Documents or this Agreement or any interest therein;

            (i) deal in all respects with the Borrowers as if this Agreement were not in effect; and

            (j) effect any release, compromise or settlement with any of the Guarantor or any other guarantor.

       Section 1.4 Guaranty Primary.


       The obligations and liabilities of the Guarantor under this Agreement shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that the Guarantor may have against the Borrowers, the Lenders and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Lenders of any remedies it may have against the Borrowers with respect to the Notes or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the foregoing, the Lenders shall not be required to make any demand upon the Borrowers, or to sell the Collateral or otherwise pursue, enforce or exhaust their remedies against the Borrowers or the Collateral either before, concurrently with or after pursuing or enforcing their rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against the Guarantor under this Agreement, either in the same action, if any, brought against the Borrowers or in separate actions or proceedings, as often as the Lenders may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of the Borrowers or any other obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against the Borrowers or the Guarantor or any obligor under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of the Guarantor hereunder in any manner whatsoever, and this Agreement shall remain and continue in full force and effect. It is the intent and purpose of this Agreement that the Guarantor shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Guarantor agrees that it shall be liable for the full amount of the

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obligations and liabilities under this Agreement, regardless of, and irrespective to, any modification, limitation or discharge of the liability of the Borrowers, any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

       Section 1.5 Certain Waivers by the Guarantor.


      The Guarantor hereby unconditionally, irrevocably and expressly waives:

            (a) presentment and demand for payment of the principal of or interest on the Notes and protest of non-payment;

            (b) notice of acceptance of this Agreement and of presentment, demand and protest thereof;

            (c) notice of any default hereunder or under the Notes or any of the other Financing Documents and notice of all indulgences;

            (d) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this Agreement;

            (e) demand for observance, performance or enforcement of any of the terms or provisions of this Agreement, the Notes or any of the other Financing Documents;

            (f) all errors and omissions in connection with the Lenders' administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from acts of bad faith;

            (g) any right or claim of right to cause a marshalling of the assets of the Borrowers;

            (h) any act or omission of the Lenders (except acts or omissions in bad faith) which changes the scope of the Guarantor's risk hereunder; and

            (i) all other notices and demands otherwise required by law which the Guarantor may lawfully waive.

       Section 1.6 Reimbursement for Expenses.


       In the event the Lenders shall commence any action or proceeding for the enforcement of this Agreement, then the Guarantor will reimburse the Lenders, promptly upon demand, for any and all reasonable expenses incurred by the Lenders in connection with such action or proceeding including, without limitation, reasonable attorneys' fees together with interest thereon at the Post-Default Rate.

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       Section 1.7 Events of Default.


       The occurrence of any one or more of the following events shall constitute an "Event of Default" under the provisions of this Agreement (individually, an "Event of Default" and collectively, the "Events of Default"):

            (a) The failure of the Guarantor to pay and/or perform any of the Obligations as and when due and payable in accordance with the provisions of this Agreement and such failure continues for five (5) calendar days after written notice thereof to the Guarantor by the Administrative Agent, except with regard to payment of amounts due at maturity, whether by acceleration or otherwise, for which no notice or cure period shall be required to be given.

            (b) Any representation or warranty made in this Agreement or in any report, statement, schedule, certificate, opinion (including any opinion of counsel for the Guarantor), financial statement or other document furnished in connection with this Agreement, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

            (c) The failure of the Guarantor to comply with Section 3.1(c) hereof which default shall remain unremedied for ten (10) days after written notice thereof to the Guarantor by the Administrative Agent.

            (d) The failure of the Guarantor to comply with Section 3.2 (Financial Covenants) hereof.

            (e) The failure of the Guarantor to perform, observe or comply with any other covenant, condition or agreement contained in this Agreement other than as set forth in this Section, which default shall remain unremedied for thirty (30) days after written notice thereof to the Guarantor by the Administrative Agent, unless the nature of the failure is such that (a) it cannot be cured within the thirty (30) day period, and (b) the Guarantor institutes corrective action within the thirty (30) day period and (c) the Guarantor diligently pursues such action and completes the cure within ninety
(90) days.

            (f) A default shall occur under any of the other Financing Documents and such default is not cured within any applicable grace period provided therein.

            (g) The Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy or a petition or an answer seeking or consenting to reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take corporate action for the purposes of effecting any of the foregoing, or (vi) by any act indicate its consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver of or trustee for any of its property, or suffer any such receivership, trusteeship or proceeding to continue undischarged for a period of sixty (60) days, or (vii) by any act indicate its consent to, approval of or

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acquiescence in any order, judgment or decree by any court of competent jurisdiction or any Governmental Authority enjoining or otherwise prohibiting the operation of a material portion of the Guarantor's business or the use or disposition of a material portion of the Guarantor's assets.

            (h) (i) An order for relief shall be entered in any involuntary case brought against the Guarantor under the Bankruptcy Code, or (ii) any such case shall be commenced against the Guarantor and shall not be dismissed within sixty
(60) days after the filing of the petition, or (iii) an order, judgment or decree under any other Law is entered by any court of competent jurisdiction or by any other Governmental Authority on the application of a Governmental Authority or of a Person other than the Guarantor (A) adjudicating the Guarantor bankrupt or insolvent, or (B) appointing a receiver, trustee or liquidator of the Guarantor, or of a material portion of the Guarantor's assets, or (C) enjoining, prohibiting or otherwise limiting the operation of a material portion of the Guarantor's businesses or the use or disposition of a material portion of the Guarantor's assets, and such order, judgment or decree continues unstayed and in effect for a period of thirty (30) days from the date entered.

            (i) Unless adequately insured in the reasonable opinion of the Administrative Agent, the entry of a final judgment for the payment of money involving more than $1,000,000 against the Guarantor, and the failure by the Guarantor to discharge the same, or cause it to be discharged, within thirty
(30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment.

            (j) Default which continues beyond any applicable grace period shall be made under any obligation of or guaranteed by the Guarantor equal to or greater than $1,000,000, if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity.

            (k) Default shall be made under any obligation equal to or greater than $1,000,000 of a consolidated Affiliate, which is otherwise non-recourse to the Guarantor, if the holder or obligee of such obligation has commenced action on any of the remedies available to it under the obligation.

            (l) If the Administrative Agent, in its reasonable discretion, determines in good faith that a Material Adverse Change has occurred in the financial condition of the Guarantor.

            (m) If the Guarantor shall liquidate, dissolve or terminate its existence or any change occurs in the management or control of the Guarantor without the prior written consent of the Administrative Agent.

            (n) If the Guarantor transfers any of its assets in violation of
Section 3.3 hereof.

            (o) Any execution or attachment shall be levied against any collateral for this Agreement, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

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       Section 1.8 Rescission of Election to Accelerate.

      In the event the Administrative Agent shall elect to accelerate the maturity of the Notes as to the Guarantor pursuant to the provisions of this Agreement, such election may be rescinded by written acknowledgment to that effect by the Administrative Agent; provided, however, that the acceptance of a partial payment on account of the Notes shall not alone effect or rescind such election.

       Section 1.9 Subordination; Subrogation.


      In the event the Guarantor shall advance any sums to the Borrowers, or in the event the Borrowers has heretofore or shall hereafter become indebted to the Guarantor before the Obligations have been paid in full, all such advances and indebtedness shall be subordinate in all respects to the Obligations (the "Guarantor Subordinated Debt"). Any payment to the Guarantor after the occurrence of an Event of Default on account of the Guarantor Subordinated Debt shall be collected and received by the Administrative Agent or the Guarantor in trust for the Lenders and shall be paid over to the Lenders on account of the Obligations without impairing or releasing the obligations of the Guarantor hereunder.


      Without the prior written consent of the Administrative Agent, the Guarantor shall not ask, demand, receive, accept, sue for, set off, collect or enforce the Guarantor Subordinated Debt or any collateral and security therefor. The Guarantor represents and warrants to the Lenders that the Guarantor Subordinated Debt is unsecured and agrees not to receive or accept any collateral or security therefor without the prior written permission of the Administrative Agent. The Guarantor shall assign, transfer, hypothecate or dispose of the Guarantor Subordinated Debt while this Agreement is in effect. In the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Borrowers for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon, or with respect to, all or any part of the Guarantor Subordinated Debt or otherwise shall be paid or delivered directly to the Administrative Agent for application to the obligations and liabilities of the Guarantor under this Agreement (whether due or not due and in such order and manner as the Administrative Agent may determine in the exercise of its sole discretion) until the obligations of the Guarantor hereunder shall have been fully paid and satisfied. The Guarantor hereby irrevocably authorizes and empowers the Lenders to demand, sue for, collect and receive every such payment or distribution on account of the Guarantor Subordinated Debt and give acquittance therefor and to file claims and take such other proceedings in the name of the Lenders or in the names of the Guarantor or otherwise, as the Lenders may deem necessary or advisable to carry out the provisions of this Agreement. The Guarantor hereby agrees to execute and deliver to the Administrative Agent such powers of attorney, assignments, endorsements or other instruments as may be requested by the Administrative Agent in order to enable the Lenders to enforce any and all claims upon, or with respect to, the Guarantor Subordinated Debt, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect thereto.

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      So as to secure the performance by the Guarantor of the provisions of this
Agreement, the Guarantor assigns, pledges and grants to the Lenders a security interest in, and lien on, the Guarantor Subordinated Debt, all proceeds thereof and all and any security and collateral therefor. Upon the request of the Administrative Agent, the Guarantor shall endorse, assign and deliver to the Administrative Agent all notes, instruments and agreements evidencing, securing, guarantying or made in connection with the Guarantor Subordinated Debt.


      Notwithstanding any provision contained in this Agreement to the contrary, if the Guarantor is or at any time becomes an "insider" (as defined from time to time in Section 101 of the United States Bankruptcy Code) with respect to the Borrowers, or any other guarantor, then the Guarantor irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement, subrogation or any similar rights against the Borrowers and/or any such guarantor, with respect to this Guaranty (including any right of subrogation) whether such rights arise under an express or implied contract or by operation of law. It is the intention of the Guarantor that it shall not be deemed to be a "creditor" (as defined in Section 101 of the United States Bankruptcy Code) of the Borrowers, or any such guarantor, by reason of the existence of this Agreement in the event that the Borrowers or any such guarantor, becomes a debtor in any proceeding under the United States Bankruptcy Code. This waiver is given to induce the Lenders to make the Loans to the Borrowers.

       Section 1.10 Mandatory Arbitration.


      Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Guaranty or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), as promulgated from time to time by the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc., predecessor in interest to Endispute, Inc., doing business as "J.A.M.S./Endispute" and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Guaranty may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action. The foregoing notwithstanding, in a claim pertaining to a Deed of Trust or Collateral located in a state with "one-action" rule which might limit to Lenders' remedies, the Administrative Agent shall have the right in its sole discretion to restrict the application of this arbitration provision to the extent that it would otherwise result in a limitation on the Lenders' remedies in such state.

            (a) Special Rules. The arbitration shall be conducted in Fairfax County, Virginia and administered by J.A.M.S./Endispute who will appoint an arbitrator pursuant to its rules of practice and procedure; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) calendar days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) calendar days.

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            (b) Reservations of Rights. Nothing in this Guaranty shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Guaranty; or (ii) be a waiver by the Administrative Agent or the Lenders of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Lenders may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Guaranty. At the Administrative Agent or the Lenders' option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Notwithstanding the foregoing, in the event that the Lender exercises such self help remedies or other actions, the Guarantor has not waived any of its rights to seek legal or equitable relief to defend against the Administrative Agent's or Lenders' exercise of such self help remedies or other actions. No provision in the Financing Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Financing Document for arbitration of any controversy or claim.

            (c) Confidentiality. Any arbitration proceeding, award, findings of fact, conclusions of law, or other information concerning such arbitration matters shall be held in confidence by the parties and shall not be disclosed except to each party's employees or agents as shall be reasonably necessary for such party to conduct its business; provided, however, that either party may disclose such information for auditing purposes by independent certified accounts, for complying with applicable governmental laws, regulations or court orders, or that is or becomes part of the public domain through no breach of this Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

       Section 2.1 The Guarantor represents and warrants to the Lenders as follows:

            (a) Good Standing. The Guarantor (i) is duly organized, existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the power to own its property and to carry on its business as now being conducted, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

            (b) Power and Authority. The Guarantor has full power and authority to execute and deliver this Agreement and the other Financing Documents to which it is a party and to incur and perform the Obligations whether under this Agreement, the other Financing Documents or otherwise, all of which have been duly authorized by all proper and necessary

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action. No consent or approval of shareholders, members, or any creditors of the
Guarantor, and no consent, approval, filing or registration with or notice to any Governmental Authority on the part of the Guarantor, is required as a condition to the execution, delivery, validity or enforceability of this Agreement or the other Financing Documents or the performance by the Guarantor of the Obligations.

            (c) Binding Agreements. This Agreement and the other Financing Documents executed and delivered by the Guarantor have been properly executed and delivered and constitute the valid and legally binding obligations of the Guarantor and are fully enforceable against the Guarantor in accordance with their respective terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally, (b) general principles of equity (regardless of whether such principles of equity are asserted in an action or proceeding at law or in equity) or the discretion of the court before which any action or proceeding may be brought and (c) other applicable laws which may limit the enforceability of certain of the remedial or procedural provisions contained in this Agreement.

            (d) Compliance with Laws. The Guarantor is not in violation of any applicable Laws (including, without limitation, any Laws relating to employment practices, to environmental, occupational and health standards and controls) or order, writ, injunction, decree or demand of any court, arbitrator, or any Governmental Authority affecting the Guarantor or any of its properties, the violation of which, considered in the aggregate, could materially adversely affect the business, operations or properties of the Guarantor.

            (e) Litigation. There are no proceedings, actions or investigations pending or, so far as the Guarantor knows, threatened before or by any court, arbitrator or any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Guarantor, would have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of the Guarantor.

            (f) Financial Condition. The financial statements of the Guarantor dated December 31, 2000 are complete and correct and fairly present the financial position of the Guarantor and the results of its operations and transactions in its surplus accounts as of the date and for the period referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent, of the Guarantor as of the date of such financial statements which are not reflected therein or in the notes thereto. There has been no Material Adverse Change in the financial condition or operations of the Guarantor since the date of such financial statements and to the Guarantor's knowledge no such Material Adverse Change is pending or threatened. The Guarantor has not guaranteed the obligations of, or made any investment in or advances to, any Person, except as disclosed in such financial statements or as otherwise disclosed in writing to the Lenders. The representations and warranties contained in this Section shall also cover financial statements furnished from time to time to the Administrative Agent pursuant to Section of this Agreement.

            (g) Full Disclosure. The financial statements referred to in Section 2.1(f) of this Agreement, the Financing Documents (including, without limitation, this Agreement), and the statements, reports or certificates furnished by the Guarantor in connection with the

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Financing Documents (i) do not contain any untrue statement of a material fact and (ii) when taken in their entirety, do not omit any material fact necessary to make the statements contained therein not misleading. There is no fact known to the Guarantor which the Guarantor has not disclosed to the Lenders in writing prior to the date of this Agreement which constitutes a Material Adverse Change with respect to the Guarantor or in the future could, in the reasonable opinion of the Guarantor, constitute a Material Adverse Change with respect to the Guarantor.

            (h) Financial Interest. The Guarantor has a financial interest in the Borrowers and will derive a benefit from the Loan.

       Section 2.2 Survival; Updates of Representations and Warranties.

       All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the Closing Date, the making of any advance under the Loans and the incurring of any Obligations.

                                  ARTICLE III
                                    COVENANTS

       Section 3.1 The Guarantor hereby covenants and agrees as follows:

            (a) Existence. The Guarantor shall maintain its existence in good standing in the jurisdiction in which it is organized and in each other jurisdiction where it is required to register or qualify to do business if the failure to do so in such other jurisdiction might have a material adverse effect on the ability of the Guarantor to perform the Obligations, on the conduct of the Guarantor's operations, on the Guarantor's financial condition, or on the value of, or the ability of the Lenders to realize upon, the Collateral.

            (b) Further Assurances. The Guarantor will make, execute, acknowledge and deliver all and every such further acts and assurances as the Lenders shall from time to time require for confirming or carrying out the intentions or facilitating the performance of the terms of this Agreement.

            (c) Financial Records - Inspection. The Guarantor will (i) maintain or cause to be maintained full, complete, accurate and adequate records and books of account in accordance with generally accepted accounting principles consistently applied; (ii) permit the Lenders and their duly authorized agents, attorneys and accountants to inspect, examine, and copy its records and books of account at all reasonable times; (iii) (1) as soon as available, but in no event more than one hundred twenty (120) days after the close of the Guarantor's fiscal years, provide the Administrative Agent with copies of (A) the Guarantor's consolidated financial statements for the year in question, in form and detail satisfactory to the Administrative Agent, prepared in accordance with generally accepted accounting principles, consistently applied, and audited by an independent certified public accountant satisfactory to the Administrative Agent, which financial statements shall include a balance sheet as of the end of such fiscal year, (B) the related statements of operations and retained earnings and cash statements for such fiscal year in a format acceptable to the Administrative Agent, and (C) an unqualified letter or opinion of the independent accountant and a Compliance Certificate in the form of Exhibit G attached to the

Financing Agreement, (2) as soon as available, but in no event more than forty-five (45) days after the end of the Guarantor's fiscal quarters, provide the Administrative Agent with copies of internally prepared consolidated and consolidating financial statements of the Guarantor on a year-to-date basis and as of the close of such period which financial statements shall include a balance sheet and income and expense statements for the Guarantor for such period, each certified as to accuracy by the chief financial officer of Guarantor and a Compliance Certificate in the form of Exhibit G attached to the Financing Agreement; and (3) as soon as available but in no event more than thirty (30) days after the date of filing, provide the Administrative Agent with copies of the federal and state income tax returns for Guarantor for the year in question as well as any requests for extensions, schedules and exhibits filed in connection therewith; (iv) the Guarantor shall provide to the Administrative Agent copies of each 10K or 10Q report as soon as possible, but in no event more than thirty (30) days after filing such report with the Securities and Exchange Commission; (v) promptly deliver to the Administrative Agent such other information with respect to the financial statements of the Guarantor as the Lenders may from time to time require; and (vi) all required financial statements shall be accompanied by a certificate of compliance with the financial covenants set forth in this Agreement (and shall include the Guarantor's computation of such covenants) signed by the Guarantor's Chief Financial Officer and a representation whether or not there has occurred a Default or Event of Default under the Financing Documents and, if so, stating the facts with respect thereto. All financial statements will include the following certification:


            "The undersigned as ____________ of ____________ certifies that the financial information contained in the financial statement dated ________, is true and complete as of this date. This statement is provided to Bank of America, N.A. (the "Bank") as agent for the Lenders set forth in the Fourth Amended and Restated Agency Agreement dated June 13, 2001 as amended, restated or substituted from time to time for the purpose of obtaining credit or in fulfillment of the terms and conditions of credit already provided. Accordingly, it is intended that the Bank may rely on this information".

            (d) Estoppel Certificates. Within ten (10) days following any request of the Administrative Agent so to do, the Guarantor will furnish the Administrative Agent and such other persons as the Administrative Agent may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this Agreement.

       Section 3.2 Financial Covenants.

      Guarantor hereby covenants and agrees that, until the Loans and all of the other Obligations have been paid and performed in full, it will:

            (a) Minimum Tangible Net Worth. Maintain, on a consolidated basis with all subsidiaries, at all times during the term of the Loan measured quarterly beginning with the quarter ending March 31, 2001, a minimum Tangible Net Worth of not less than the sum of $284,000,000 plus 75% of the Guarantor's net income (if positive) for each subsequent quarter, plus 85% of the net proceeds to the Guarantor of any equity capital transaction received during any subsequent quarter. "Tangible Net Worth" means, at any time, the sum at such time of Net

Worth (as defined by GAAP) plus the dollar amount of the leasehold value associated with the properties which are the subject of the synthetic lease transactions (which leasehold value would otherwise be categorized as an intangible asset on the financial statements of the Guarantor), less the total of (aa) all assets which would be classified as intangible assets under GAAP, including goodwill (except for deferred taxes recorded as goodwill and except for the goodwill purchased in connection with the acquisition of Karrington Health, Inc. in the amount of $32,000,000. which shall be included in Tangible Net Worth), trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (bb) any revaluation or other write-up in book value of assets subsequent to the date of the most recent financial statements delivered to the Administrative Agent prior to the date of this Agreement, (cc) the amount of all loans and advances to, or investments in, any person or entity, excluding (x) cash equivalents and deposit accounts maintained by the Guarantor with any financial institution (y) certain mortgage revenue bonds issued by the Bucks County, Pennsylvania Industrial Development Authority and (z) investments of less than $2,500,000 individually (not to exceed $10,000,000 in the aggregate), and (dd) advances or loans made to or receivables from any unconsolidated affiliates (excluding subordinated debt or loans of unconsolidated subsidiaries and affiliates of Guarantor which are parties to development and management contracts with Sunrise Development, Inc. and Sunrise Assisted Living Management, Inc.) of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate.

            (b) Minimum Liquidity. Maintain at all times, on an individual basis (i.e. parent company only), Liquid Assets (as defined in the Financing Agreement) at all times of the greater of $25,000,000 or ninety (90) days of Debt Service (as defined in the Financing Agreement) on all of the Guarantor's direct and contingent liabilities. The foregoing notwithstanding, Liquid Assets held by the Borrowers in order to satisfy the provisions of Section 8.14 of the Financing Agreement may be included to satisfy this minimum liquidity requirement.

            (c) Minimum Interest and Rent Coverage. Maintain, on a consolidated basis with all subsidiaries, at all times during the term of the Loan measured quarterly beginning with the quarter ending June 30, 2001 as of the end of each subsequent fiscal quarter, based on the trailing four quarters, a ratio of EBITDAR to Interest Expense plus Rent Expense of not less than 2.25 to 1.00.


"Interest Expense" shall mean the actual interest expense incurred by Guarantor or its subsidiaries with respect to all debt obligations owed to unaffiliated third parties (including the actual interest expense incurred by Guarantor with respect to its 5 -1/2% convertible subordinated notes). "Rent Expense" shall mean the actual rent expense incurred by the Borrowers, the Guarantor or any Affiliate as a tenant under leases with respect to any senior living facility.

            (d) Maximum Funded Debt Ratio. Maintain, on a consolidated basis with all subsidiaries, at all times during the term of the Loan measured quarterly beginning with the quarter ending June 30, 2001 as of the dates shown below, based on the trailing four quarters, a ratio of Funded Debt to EBITDAR of not more than that shown below:

Period Ending            Maximum Ratio
-------------            -------------
December 31, 2000        6.50 to 1.00
March 31, 2001           6.50 to 1.00
June 30, 2001            6.50 to 1.00
September 30, 2001       6.50 to 1.00
December 31, 2001        6.50 to 1.00
March 31, 2002           6.00 to 1.00
June 30, 2002            6.00 to 1.00
September 30, 2002       6.00 to 1.00
December 31, 2002        6.00 to 1.00
March 31, 2003           5.50 to 1.00
and thereafter


"Funded Debt" shall have the meaning provided for such term in the Financing Agreement except that the Guarantor's 5 -1/2% convertible subordinated notes shall be included as Funded Debt.

            (e) Notification of Certain Events. Promptly notify the Administrative Agent upon obtaining knowledge of the occurrence of any of the following:

              (i) any Event of Default under the Financing Documents;

              (ii) any event, development or circumstance whereby the financial statements furnished under the Financing Documents fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of the Guarantor;

              (iii) any judicial, administrative or arbitral proceeding pending against the Guarantor in any judicial or administrative proceeding known by the Guarantor to have been threatened in a written communication against it which, if adversely decided, could materially adversely affect its financial condition or operations (present or prospective);

              (iv) (A) the revocation, suspension, probation, restriction, limitation or refusal to renew, or the pending, revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License (as defined in the Financing Agreement) held by the Borrowers, the Guarantor or the Management Company (as defined in the Financing Agreement), or (B) the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending, decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew any participation or eligibility in any third party payor program in which the Borrowers, the Guarantor or Management Company elects to participate which exceeds 10% of the gross revenue of a Facility, including, without limitation, Medicare, Medicaid, or private insurer, or any accreditation of the Guarantor or Management Company, or (C) the issuance or pending issuance of any License for a period of less than twelve (12) months, as a consequence of sanctions imposed by any governmental authority, or (D) the assessment or pending assessment, of any civil or criminal penalties by any government authority, any third party payor or any accreditation organization or Person, if any, which could materially adversely affect the financial condition or operations of the Guarantor or the Management Company; and

              (v) any other development in the business or affairs of the Guarantor or the Management Company which may be a Material Adverse Change; and

              (vi) any actual contingent liability or a potential contingent liability threatened or noticed in a written communication of the Borrowers of $1,000,000 or more,


in each case described in (i) through (vi) above, such notification shall describe in detail satisfactory to the Administrative Agent the nature thereof and, in the case of notification under this clause (iii), the action the Guarantor or the Management Company proposes to take with respect thereto or a statement that the Guarantor or the Management Company intends to take no action and an explanation of the reasons for such inaction. In addition, the Guarantor or the Management Company will furnish to the Administrative Agent immediately after receipt thereof copies of all administrative notices material to the Guarantor's or the Management Company's business and operation of any Facility and all responses by or on behalf of the Guarantor or the Management Company with respect to such administrative notices.

       Section 3.3 Negative Covenants.


      Until the Credit Facility is terminated and the Loans and the other Obligations have been paid or performed in full, the Guarantor will not, without the prior written consent of the Administrative Agent:

            (a) Mergers or Acquisitions. Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation. The foregoing notwithstanding, the consent of the Administrative Agent shall not be required for any merger or consolidation or acquisition of the Guarantor pursuant to which the Guarantor retains its corporate identity and Paul J. Klaassen or Teresa M. Klaassen remains the Chairman of the Board and Chief Executive Officer with responsibility for managing the businesses of the Guarantor and which does not result in either a Material Adverse Change or a breach of any covenant under the Credit Facility.

            (b) Sale of Assets. Sell, lease, or otherwise dispose of any substantial portion of its assets (except for customary political and charitable contributions and assets disposed of in the ordinary course of business) unless such disposition is in exchange for not less than fair market value and does not result in either a Material Adverse Change or a breach of any covenant under the Credit Facility. Without limiting the generality of the foregoing, during any twelve (12) month period the Guarantor and its subsidiaries will not sell more than twenty-five (25) Facilities with no more than twenty (20) Facilities being Core Properties (as defined in the

Financing Agreement) without the prior written consent of at least 51% of the Lenders (based on their pro rata share of the Loan) in their sole discretion.

            (c) Subsidiaries. Except for the purpose of acquiring real property to construct an assisted living facility or acquiring an existing assisted living facility, create or otherwise acquire any subsidiaries if such creation or acquisition will result in a Material Adverse Change.

            (d) Additional Stock and Transfers of Stock. The Guarantor may issue or grant options or rights to purchase its capital stock and there shall be no limitations on the right of shareholders of the Guarantor to pledge, assign, transfer or encumber any of their stock in the Guarantor provided, (1) the Guarantor is an entity whose common equity is registered under an applicable Federal Securities Act and is traded on the New York Stock Exchange, and (2) either Paul J. Klaassen or Teresa M. Klaassen is the Chief Executive Officer and Chairman of the Board with responsibility for managing the businesses of the Guarantor; and provided, that, the Guarantor shall provide written notice to Administrative Agent of transfers of stock in the Guarantor under such circumstances and in such manner as the Guarantor is required to give notice thereof to the Securities Exchange Commission.

            (e) ERISA Compliance. (A) Restate or amend any Plan established and maintained by the Guarantor or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code; (B) permit any officer of the Guarantor or any Commonly Controlled Entity to materially adversely affect the qualified tax-exempt status of any Plan or related trusts of the Guarantor or any Commonly Controlled Entity under the Code; (C) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction; (D) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan; (E) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of the Guarantor or any Commonly Controlled Entity pursuant to Section 4068 of ERISA; (F) fail to notify the Administrative Agent that notice has been received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which the Guarantor or any Commonly Controlled Entity has an obligation to contribute; (G) incur or permit any Commonly Controlled Entity to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which the Guarantor or any Commonly Controlled Entity has an obligation to contribute; or
(H) fail to notify the Administrative Agent that notice has been received from the administrator of any Multiemployer Plan to which the Guarantor or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

            (f) Amendments; Terminations. Amend or terminate or agree to amend or terminate any License, participation agreement, the Management Agreement, by the Guarantor with the Borrowers or except in the ordinary course of business, any other operating agreements which may be entered into by Guarantor with respect to the Facility, or consent to or waive any material provisions thereof.

                                   ARTICLE IV
                                  MISCELLANEOUS

       Section 4.1 Notices.


       All notices, requests and demands to or upon the parties to this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand on a Business Day, or three (3) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or when sent by overnight courier, on the Business Day next following the day on which the notice is delivered to such overnight courier, addressed as follows:

      Guarantor:  Sunrise Assisted Living, Inc.
                  7902 Westpark Drive
                  McLean, Virginia 22102
                  Attention: Thomas B. Newell, Esq.

                  Sunrise Assisted Living, Inc.
                  7902 Westpark Drive
                  McLean, Virginia 22102
                  Attention: Christian B. A. Slavin

                  Sunrise Assisted Living, Inc.
                  7902 Westpark Drive
                  McLean, Virginia 22102
                  Attention: James S. Pope

       With a Courtesy Copy to:

                  Wayne G. Tatusko, Esquire
                  Watt, Tieder, Hoffar & Fitzgerald
                  7929 Westpark Drive
                  McLean, Virginia 22102

                  Administrative Bank of America, N.A
                  Administrative Agent
                  6610 Rockledge Drive, 3rd Floor
                  Bethesda, Maryland  20817
                  Attention:  Michael J. Landini
                              Senior Vice President
                  and

                  Bank of America, N.A.
                  231 South LaSalle Street
                  Mail Code IL1-231-08-30
                  Chicago, Illinois  60604
                  Attention:  Susan J. Ryan
                              Vice President

      By written notice, each party to this Agreement may change the address to which notice is given to that party, provided that such changed notice shall include a street address to which notices may be delivered by overnight courier in the ordinary course on any Business Day.

       Section 4.2 Amendments; Waivers.


       This Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Administrative Agent and the Guarantor. No waiver of any provision of this Agreement, nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing. No course of dealing between the Guarantor and the Lenders and no act or failure to act from time to time on the part of the Lenders shall constitute a waiver, amendment or modification of any provision of this Agreement or any right or remedy under this Agreement or under applicable Laws.


      Without implying any limitation on the foregoing:

            (a) any waiver or consent shall be effective only in the specific instance, for the terms and purpose for which given, subject to such conditions as the Administrative Agent may specify in any such instrument.

            (b) no waiver of any Default or Event of Default shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereto.

            (c) no notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

            (d) no failure or delay by the Lenders to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver, amendment or modification of any such term, condition, covenant or agreement or of any such breach or preclude the Lenders from exercising any such right, power or remedy at any time or times.

            (e) by accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, the Lenders shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a default for failure to effect such prompt payment of any such other amount.

       Section 4.3 Cumulative Remedies.


       The rights, powers and remedies provided in this Agreement and in the other Financing Documents are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Lenders shall determine and are in addition to, and not exclusive of, rights, powers and remedies provided by existing or future applicable Laws. In order to entitle the Lenders to exercise any remedy reserved to them in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement. Without limiting the generality of the foregoing, the Lenders may:

            (a) proceed against the Guarantor with or without proceeding against the Borrowers and any other guarantor or any other Person who may be liable for all or any part of the Obligations;

            (b) proceed against the Guarantor with or without proceeding under any of the other Financing Documents or against any Collateral or other collateral and security for all or any part of the Obligations;

            (c) without reducing or impairing the obligation of the Guarantor and without notice, release or compromise with any other Person liable for all or any part of the Obligations under the Financing Documents or otherwise;

            (d) without reducing or impairing the obligations of the Guarantor and without notice thereof: (a) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (b) approve the making of advances under the Loans under the Loan Agreement, (c) waive any provision of this Agreement or the other Financing Documents, (d) exercise or fail to exercise rights of set-off or other rights, or (e) accept partial payments or extend from time to time the maturity of all or any part of the Obligations.

       Section 4.4 Severability.


       In case one or more provisions, or part thereof, contained in this Agreement or in the other Financing Documents shall be invalid, illegal or unenforceable in any respect under any Law, then without need for any further agreement, notice or action:

            (a) the validity, legality and enforceability of the remaining provisions shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby;

            (b) the obligation to be fulfilled shall be reduced to the limit of such validity;

            (c) if such provision or part thereof pertains to repayment of the Obligations, then, at the sole and absolute discretion of the Lenders, all of the Obligations shall become immediately due and payable; and

            (d) if the affected provision or part thereof does not pertain to repayment of the Obligations, but operates or would prospectively operate to invalidate this Agreement in whole or in part, then such provision or part thereof only shall be void, and the remainder of this Agreement shall remain operative and in full force and effect.

       Section 4.5 Assignments by Lenders.


       The Lenders may, without notice to, or consent of, the Guarantor, sell, assign or transfer to or participate with any Person or Persons, including a Federal Reserve Bank, all or any part of the Obligations and the rights under this Agreement and the Notes, and each such Person or Persons shall have the right to enforce the provisions of this Agreement and any of the other Financing Documents as fully as the Lenders, provided that the Lenders shall continue to have the unimpaired right to enforce the provisions of this Agreement and any of the other Financing Documents as to so much of the Obligations that such Lender has not sold, assigned or transferred. In connection with the foregoing, the Lenders shall have the right to disclose to any such actual or potential purchaser, assignee, transferee or participant all financial records, information, reports, financial statements and documents obtained in connection with this Agreement and any of the other Financing Documents or otherwise. In connection with any sale, assignment, transfer or participation to a Person who is an affiliate or successor of the Lenders, such Lender shall give notice to Borrowers of such transaction either before or after the transaction has occurred as such Lender shall determine; however, such Lender shall give notice to the Borrowers in advance of any such transaction with a non-affiliate.

       Section 4.6 Successors and Assigns.


       This Agreement shall be binding upon the Guarantor and its respective successors and assigns, and shall inure to the benefit of the Lenders and their respective successors and assigns.

       Section 4.7 Continuing Agreements.


      All covenants, agreements, representations and warranties made by the Guarantor in this Agreement and in any certificate delivered pursuant hereto shall survive the making by the Lenders of the Loans and the execution and delivery of the Notes, shall be binding upon the Guarantor regardless of how long before or after the date hereof any of the Obligations were or are incurred, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. From time to time upon the Administrative Agent's request, and as a condition of the release of any one or more of the Security Documents, the Guarantor and other Persons obligated with respect to the Obligations shall provide the Administrative Agent with such acknowledgments and agreements as the Administrative Agent may require to the effect that there exists no defenses, rights of setoff or recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lenders, their respective agents and others, or to the extent there are, the same are waived and released.

       Section 4.8 Enforcement Costs.


      The Guarantor agrees to pay to the Lenders on demand all Enforcement Costs, together with interest thereon from the date incurred or advanced until paid in full at a per annum rate of interest equal at all times to the Post-Default Rate. Enforcement Costs shall be immediately due and payable at the time advanced or incurred, whichever is earlier. Without implying any limitation on the foregoing, the Guarantor agrees, as part of the Enforcement Costs, to pay upon demand any and all stamp and other Taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any Taxes or fees referred to in this Section. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of the other Obligations and shall survive the termination of this Agreement.

       Section 4.9 Applicable Law.

      As a material inducement to the Lenders to enter into this Agreement, the Guarantor acknowledges and agrees that the Financing Documents, including, this Agreement, shall be governed by the Laws of the Commonwealth of Virginia as if each of the Financing Documents and this Agreement had each been executed, delivered, administered and performed solely within the Commonwealth of Virginia even though for the convenience and at the request of the Borrowers, one or more of the Financing Documents may be executed elsewhere. The Lenders acknowledge, however, that remedies under certain of the Financing Documents which relate to property outside the Commonwealth of Virginia may be subject to the laws of the state in which the property is located.

       Section 4.10 Duplicate Originals and Counterparts.

      This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

       Section 4.11 Headings.

      The headings in this Agreement are included herein for convenience only, shall not constitute a part of this Agreement for any other purpose, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

       Section 4.12 No Partnership - Third Parties.

      Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Guarantor and any of the Lenders other than the relationship of guarantor and lenders and the Guarantor and the Lenders shall not be considered partners or co-venturers for any purpose. The terms and provisions of this Agreement are for the benefit of the Lenders and their respective successors, assigns, endorsees and transferees and all persons claiming under or through it and no other person shall have any right or cause of action on account thereof. The Lenders have no obligation to make any advance of any Loans for the benefit of the Guarantor; the Guarantor has no beneficial interest in the proceeds of the Loans or rights or claims under the Financing Agreement or any of the other Financing Documents. The obligations and liabilities of the Guarantor shall in no manner be affected by the actual use of the proceeds of the Loans or whether the Lenders waive any or all of the conditions to advances set forth in the Financing Agreement.

       Section 4.13 Entire Agreement.


      The Financing Documents shall completely and fully supersede all prior agreements, both written and oral, between the Lenders and the Borrowers relating to the Loans. Neither the Lenders, the Borrowers nor the Guarantor shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.

       Section 4.14 Section Consent to Jurisdiction.

      The Guarantor irrevocably submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Agreement. The Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Guarantor and may be enforced in any court to the jurisdiction of which the Guarantor is subject, by a suit upon such judgment provided that service of process is effected upon the Guarantor in a manner specified in this Agreement or as otherwise permitted by applicable law.

       Section 4.15 Service of Process.

      The Guarantor hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Agreement by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to it at its address designated in Section 4.1 hereof and (b) serving a copy thereof upon Wayne G. Tatusko, Esquire, 7929 Westpark Drive, McLean, Virginia 22102, the agent hereby designated and appointed as its agent for service of process. The Guarantor irrevocably agrees that such service (i) shall be deemed in every respect to be effective service of process upon it in any such suit, action, or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Guarantor. Nothing in this Section shall affect the right of the Lenders to serve process in any manner otherwise permitted by law or limit the right of the Lenders otherwise to bring proceedings against the Guarantor in the courts of any other jurisdiction or jurisdictions.

       Section 4.16 WAIVER OF TRIAL BY JURY.

       THE GUARANTOR AND THE LENDERS HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING NOT REQUIRED TO BE ARBITRATED PURSUANT TO THE TERMS HEREOF TO WHICH THE GUARANTOR AND THE LENDERS, OR ANY OF THEM, MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE

COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.


      This waiver is knowingly, willingly and voluntarily made by the Guarantor and the Lenders, and the Guarantor and the Lenders hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. The Guarantor and the Lenders further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

       Section 4.17 Liability of the Lenders.


       The Guarantor hereby agrees that the Lenders shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lenders in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.


      By inspecting the Collateral or any other properties of the Borrowers or by accepting or approving anything required to be observed, performed or fulfilled by the Borrowers or to be given to the Lenders pursuant to this Agreement or any of the other Financing Documents, the Lenders shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by the Lenders.

       Section 4.18 Reinstatement.


      If at any time any payment, or portion thereof, made by, or for the account of, the Borrowers or the Guarantor on account of any of the obligations and liabilities arising hereunder or under any of the Financing Documents is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by the Lenders to the Borrowers or to the Guarantor under any insolvency, bankruptcy or other federal and/or state laws or as a result of any dissolution, liquidation or reorganization of the Borrowers or upon, or as a result of, the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, the Borrowers or any substantial part of its properties or assets, the Guarantor hereby agrees that this Agreement shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

       Section 4.19 Complete and Final Expression of Agreement.


      This Agreement is intended by the Lenders and the Guarantor to be a complete, exclusive and final expression of the agreements contained herein. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement. The Lenders and the Guarantor further agrees that there are no conditions to the full effectiveness of this Agreement, unless otherwise expressly stated herein. The Guarantor has unconditionally delivered this Agreement to the Administrative Agent, and failure to sign this or any other guarantee by any other person shall not discharge the liability of the Guarantor hereunder.





                           [SIGNATURES ON FOLLOWING PAGE]

      WITNESS the signatures and seals of the authorized officers of the Guarantor as of the day and year first above written.


WITNESS OR ATTEST:                  SUNRISE ASSISTED LIVING, INC.


-----------------------             By:  /s/ Thomas B. Newell         (SEAL)
                                         --------------------
                                         Thomas B. Newell
                                         President


-----------------------          By:  /s/ Christian B. A. Slavin   (SEAL)
                                         --------------------------
                                         Christian B. A. Slavin
                                         Executive Vice President

STATE/COMMONWEALTH OF VIRGINIA,
COUNTY/CITY OF ______________, TO WIT:


      I HEREBY CERTIFY, that on this ___ day of June, 2001, before me, the undersigned Notary Public of said Commonwealth, personally appeared Thomas B. Newell who acknowledged himself to be the President of Sunrise Assisted Living, Inc., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as President.


      WITNESS my hand and Notarial Seal.



                                    ------------------------------
                                    Notary Public
My Commission Expires:


STATE/COMMONWEALTH OF VIRGINIA,
COUNTY/CITY OF ______________, TO WIT:


       I HEREBY CERTIFY, that on this _____ day of June, 2001, before me, the undersigned Notary Public of said Commonwealth, personally appeared Christian B.
A. Slavin who acknowledged himself to be the Executive Vice President of Sunrise Assisted Living, Inc., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized officer of said corporation by signing the name of the corporation by himself as Executive Vice President.


      WITNESS my hand and Notarial Seal.



                                    ------------------------------
                                    Notary Public
My Commission Expires: